Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 28, 2013 (this “Amendment”), among DUCOMMUN INCORPORATED, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement defined below), the Additional B-1 Lender (as defined below), each Lender that has become a party hereto by executing and delivering a Consent as referred to below, UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”), Swingline Lender and Issuing Bank.

WHEREAS, the Borrower, the Subsidiary Guarantors, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and certain other parties have entered into a Credit Agreement, dated as of June 28, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 10.02 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as provided herein to (a) provide for a new tranche of Term Loans (the “Term B-1 Loans”), which Term B-1 Loans would refinance (the “Refinancing”) all of the Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (collectively, the “Existing Term Loans”) and which Term B-1 Loans would have the same terms as the Existing Term Loans under the Credit Agreement, except as modified hereby, and (b) reduce the interest rate applicable to the Revolving Loans and the Term Loans;

WHEREAS, upon the effectiveness of the Amendment, each Term Loan Lender that shall have executed and delivered to the Administrative Agent a Consent to Amendment No. 1, substantially in the form attached hereto as Exhibit A (a “Consent”), and shall have selected the “Cashless Settlement Option” (as described therein) (each such Term Loan Lender, a “Cashless Option Lender”), shall be deemed to have exchanged and converted all of its Existing Term Loans into a like principal amount of Term B-1 Loans (or such lesser amount as the Administrative Agent may allocate) on the Amendment No. 1 Effective Date (as defined below), and such exchanged Existing Term Loans shall no longer be deemed to be outstanding under the Credit Agreement, as amended by this Amendment, after the Amendment No. 1 Effective Date;

WHEREAS, if not all Existing Term Loans are exchanged for and converted into Term B-1 Loans as described in the foregoing recital, then the Additional Term B-1 Loan Lender (as defined below) has agreed to make an additional Term B-1 Loan in a principal amount equal to the principal amount of any Existing Term Loans that were not exchanged for and converted into Term B-1 Loans on the Amendment No. 1 Effective Date, and the proceeds of such additional Term B-1 Loan shall be applied to repay in full all such Existing Term Loans which were not exchanged and converted;

WHEREAS, upon the effectiveness of the Amendment, (a) each Term Loan Lender that shall have executed and delivered to the Administrative Agent a Consent and shall have selected the “Post-Closing Settlement Option” (as described therein) (each such Lender, a “Post-Closing Settlement Lender”), and (b) each Term Loan Lender that shall not have executed and delivered a Consent, in each case, shall have all of its Existing Term Loans repaid in full, and such repaid Existing Term Loans shall no longer be deemed to be outstanding under the Credit Agreement, as amended by this Amendment, after the Amendment No. 1 Effective Date;

WHEREAS, upon the effectiveness of the Amendment, the Borrower shall pay to each Term Loan Lender all accrued and unpaid interest (and any other amounts payable to such Lender pursuant to Section 2.13 of the Credit Agreement) on all of the Existing Term Loans held by such Lender under the Credit Agreement (whether such Existing Term Loans are exchanged at the election of a Cashless Option Lender, or are repaid at the election of a Post-Closing Settlement Lender or otherwise) to, but not including, the Amendment No. 1 Effective Date;

WHEREAS, after giving effect to the exchange of Existing Term Loans into Term B-1 Loans and the borrowing of additional Term B-1 Loans to repay in full any Existing Term Loans which were not converted into Term B-1 Loans on the Amendment No. 1 Effective Date, the Borrower, the Administrative Agent and the Lenders wish to make certain other amendments to the Credit Agreement pursuant to Section 10.02 of the Credit Agreement;

WHEREAS, each Revolving Lender shall have consented to the terms and conditions of this Amendment, including, without limitation, the reduction of the interest rates applicable to Revolving Loans effected hereby, by executing and delivering to the Administrative Agent a Consent;

WHEREAS, UBS Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC will act as joint lead arrangers and joint bookrunners under the Amendment, and Credit Suisse Securities (USA) LLC will act as syndication agent under the Amendment;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Additional Term B-1 Joinder Agreement” shall mean the Joinder Agreement, dated the Amendment No. 1 Effective Date, by and among the Borrower, the Administrative Agent and the Additional Term B-1 Lenders.

“Additional Term B-1 Lender” shall mean each Person identified as such in the Additional Term B-1 Joinder Agreement.

“Amendment No. 1” shall mean Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, the other Loan Parties, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Amendment No. 1 Consenting Term Loan Lender” shall mean each Term Loan Lender that became a party to Amendment No. 1 by executing and delivering a Consent to Amendment No. 1, substantially in the form attached as an exhibit to Amendment No. 1, and which selected the “Cashless Settlement Option” (as described therein).

“Amendment No. 1 Effective Date” shall mean March 28, 2013.

“Amendment No. 1 Arrangers” shall mean each of UBS Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

“Amendment No. 1 Syndication Agent” shall mean Credit Suisse Securities (USA) LLC.

“Converted Existing Term Loan” shall mean each Existing Term Loan (or such lesser amount as the Administrative Agent may allocate) held by an Amendment No. 1 Consenting Term Loan Lender on the Amendment No. 1 Effective Date immediately prior to the extension of the Term B-1 Loans on the Amendment No. 1 Effective Date.

“Existing Term Loans” shall mean the Term Loans made on the Closing Date by a Lender to the Borrower pursuant to Section 2.01(a) and repaid in full with the proceeds of the Term B-1 Loans on the Amendment No. 1 Effective Date.

“Term B-1 Loan Commitment” shall mean, (a) with respect to an Amendment No. 1 Consenting Term Loan Lender, the agreement of such Lender to exchange such Lender’s Existing Term Loans for Term B-1 Loans on the Amendment No. 1 Effective Date in a principal amount equal to the principal amount of such Amendment No. 1 Consenting Term Loan Lender’s Converted Existing Term Loan immediately prior to such conversion (or such lesser amount as the Administrative Agent may allocate), and (b) with respect to each Additional Term B-1 Lender, the commitment, if any, of such Lender to make a Term B-1 Loan hereunder on the Amendment No. 1 Effective Date in the amount set forth in the Additional Term B-1 Joinder Agreement.

“Term B-1 Loans” shall mean the Term B-1 Loans made by a Lender to the Borrower on the Amendment No. 1 Effective Date pursuant to Section 2.01(a) and Amendment No. 1. The Term B-1 Loans shall not be deemed to be Incremental Term Loans.

(b) The definition of “Adjusted LIBOR Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “1.25%” therefrom and replacing it with “1.00%”.

(c) The definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting “2.25%” therefrom and replacing it with “2.00%”.

(d) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “3.25%” from clause (a) of such definition and replacing it with “2.75%”, and (ii) deleting “4.25%” from clause (b) of such definition and replacing it with “3.75%”.

(e) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after “Term Loan Commitment,” the following: “Term B-1 Loan Commitment,”.

(f) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after “Term Loan Commitment” the following: “, Term B-1 Loan Commitment”.

(g) The definition of “Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of such definition in its entirety to read as follows: “(a) the financial institutions that have become party hereto pursuant to a Lender Addendum, the Additional Term B-1 Joinder Agreement or Increase Joinder and”.

(h) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately following the first comma in the first line thereof “Amendment No. 1,”.

(i) The definition of “Repricing Transaction” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety to read as follows:

“ “Repricing Transaction” shall mean the refinancing or repricing by Borrower of any of the Term B-1 Loans under this Agreement (x) with the proceeds of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) or (y) in connection with any amendment to this Agreement, in either case, (i) having or resulting in an effective interest rate or weighted average yield (to be determined at the sole discretion of the Administrative Agent, after giving effect to margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) as of the date of such refinancing that is, or could be by the express terms of such Indebtedness (and not by virtue of any fluctuation in Adjusted LIBOR Rate or Alternate Base Rate, but including by virtue of any LIBOR floor or Alternate Base Rate floor), less than the effective interest rate for, or weighted average yield of (to be determined at the sole discretion of the Administrative Agent, on the same basis as above), such Term B-1 Loans as of the date of such repricing and (ii) in the case of any refinancing of all or any portion of the Term B-1 Loans, any outstanding amount of Term B-1 Loans is prepaid or repaid with the proceeds of such Indebtedness.”

(j) The definition of “Term Loan Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after “Term Loan Commitment” the following: “, Term B-1 Loan Commitment”.

(k) The definition of “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom “Section 2.01(a)(i)” and replacing it with “Section 2.01(a)”.

(l) Section 2.01 of the Credit Agreement is hereby amended by:

(i) amending and restating clause (a) of such subsection in its entirety to read as follows:

“(a) (i) to make a Term Loan to Borrower on the Closing Date in the principal amount not to exceed its Term Loan Commitment; (ii) to exchange and convert the Converted Existing Term Loans of each Amendment No. 1 Consenting Term Loan Lender into Term B-1 Loans of such Amendment No. 1 Consenting Term Loan Lender as of the Amendment No. 1 Effective Date in the principal amount not to exceed its Term B-1 Loan Commitment; and (iii) in the case of any Additional Term B-1 Lender, to make a Term B-1 Loan to Borrower on the Amendment No. 1 Effective Date in the principal amount not to exceed its Term B-1 Loan Commitment; and”; and

(ii) inserting the following as a new subsection (d) thereof:

“(d) The Term B-1 Loans shall have the same terms as the Existing Term Loans as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Existing Term Loans prior to the Amendment No. 1 Effective Date, except as expressly modified by Amendment No. 1.”

(m) Section 2.03 of the Credit Agreement is hereby amended by (i) deleting the “or” immediately preceding clause (ii) of such Section and replacing it with a “,”, and (ii) inserting immediately after clause (ii) of such Section the following: “or (iii) in the case of Borrowings on the Amendment No. 1 Effective Date, such shorter period as to which the Administrative Agent may consent”.

(n) Section 2.06 of the Credit Agreement is hereby amended by inserting the following as a new subsection (f):

“(f) Interest Payable on Amendment No. 1 Effective Date. Notwithstanding anything herein to the contrary, accrued and unpaid interest on each Existing Term Loan shall be due and payable on the Amendment No. 1 Effective Date.”

(o) Section 2.07(a) of the Credit Agreement is hereby amended by inserting immediately after the first sentence of such subsection the following sentence: “The Term B-1 Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Amendment No. 1 Effective Date.”

(p) Section 2.10(j) of the Credit Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:

“(j) Prepayment Premium. In the event that, within one year of the Amendment No. 1 Effective Date, (x) Borrower makes any prepayment of Term B-1 Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Loan Lenders, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Term B-1 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the applicable Term B-1 Loans outstanding immediately prior to such amendment.”

(q) Section 2.10 of the Credit Agreement is hereby amended by inserting the following as a new subsection (k):

“(k) Prepayments on the Amendment No. 1 Effective Date. The Borrower shall prepay all Existing Term Loans that are not Converted Existing Term Loans on the Amendment No. 1 Effective Date together with (i) accrued interest to the extent required by Section 2.06 and (ii) any amounts payable as provided in Section 2.13.”

(r) Section 3.12 of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately before clause (c) of such Section and replacing it with a “,” and (ii) inserting the following immediately after clause (c) of such Section: “and (d) the Term B-1 Loans made on the Amendment No. 1 Effective Date to repay the Existing Term Loans”.

(s) Section 9.09 of the Credit Agreement is hereby amended by inserting “the Amendment No. 1 Arrangers, the Amendment No. 1 Syndication Agent,” immediately after “the Joint Lead Arrangers,”.

(t) Section 10.04(b)(ii)(A) of the Credit Agreement is hereby amended by inserting immediately after “Term Loan Commitments” the following: “and/or Term B-1 Loan Commitments”.

(u) Exhibit B (Form of Assignment and Assumption) to the Credit Agreement is hereby amended by amending and restating such Exhibit in its entirety as set forth on Exhibit B hereto.

(v) On and after the Amendment No. 1 Effective Date, unless the context shall otherwise require, each reference in the Credit Agreement or any other Loan Document to (a) “Term Loan Lender” shall be deemed to include the Lenders holding Term B-1 Loans contemplated hereby, and (b) “Term Loans” shall be deemed to include the Term B-1 Loans contemplated hereby. As of the Amendment No. 1 Effective Date, immediately after giving effect to the Amendment (after giving effect to any principal amortization payments made on or prior to the Amendment No. 1 Effective Date), the aggregate outstanding principal of amount of “Term Loans” is $162,625,000.00.

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date (as defined below), and after giving effect to this Amendment:

(a) Except with respect to the Missouri Loan Parties (as defined below), this Amendment has been duly authorized by all necessary corporate or limited liability company action of each Loan Party party hereto, has been executed and delivered by each Loan Party party hereto and constitutes, and the Credit Agreement as amended hereby will constitute, its legal, valid and binding obligation, enforceable against each Loan Party party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) No Default or Event of Default has occurred and is continuing.

(c) All representations and warranties made by any Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except (i) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (subject to such “materiality” or “Material Adverse Effect” qualifier and (ii) with respect to the representations and warranties in Sections 3.01 and 3.02 of the Credit Agreement, solely to the extent of the Missouri Loan Parties’ failure to be in good standing as of the date hereof)) on the date hereof with the same effect as though such representations and warranties made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

(d) Immediately after the consummation of the Refinancing to occur on the Amendment No. 1 Effective Date and immediately following the making of each Term B-1 Loan and after giving effect to the application of the proceeds of each Term B-1 Loan, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries), at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Amendment No. 1 Effective Date. For purposes of this representation, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability, and any subrogation and/or contribution rights will be considered in determining the amount of such liability.

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed (a) signature pages hereto from each Loan Party, the Administrative Agent, the Swingline Lender, each Issuing Bank and the Additional Term B-1 Lender, and (b) a Consent hereto from (1) Lenders constituting the Required Lenders (it being understood that all Term Loan Lenders executing a Consent and the Additional Term B-1 Lender shall constitute all of the Term Loan Lenders party to the Credit Agreement upon the effectiveness of the Amendment) and (2) each Revolving Lender;

(ii) Additional Term B-2 Joinder Agreement. The Administrative Agent, the Borrower and each Additional Term B-1 Lender shall have entered into the Additional Term B-1 Joinder Agreement;

(iii) Borrowing Request. The Administrative Agent shall have received a fully executed Borrowing Request from the Borrower pursuant to Section 2.03 of the Credit Agreement with respect to the Term B-1 Loans.

(iv) Term B-1 Loans. Each Additional Term B-1 Lender shall have made Term B-1 Loans in an amount equal to such Additional Term B-1 Lender’s Term B-1 Commitment;

(v) Existing Term Loans Prepayment. The Borrower shall prepay all Existing Term Loans that are not Converted Existing Term Loans on the Amendment No. 1 Effective Date together with (a) accrued interest to the extent required by Section 2.06 of the Credit Agreement, and (b) any amounts payable as provided in Section 2.13 of the Credit Agreement;

(vi) Converted Existing Term Loans. (a) The Borrower shall pay to each Lender that holds a Converted Existing Term Loan on the Amendment No. 1 Effective Date, with respect to such Converted Existing Term Loan, accrued interest to the extent required by Section 2.06 of the Credit Agreement and (b) each Amendment No. 1 Consenting Term Loan Lender and Additional Term B-1 Lender consents to an initial Interest Period of one month with respect to Term B-1 Loans that comprise a Eurodollar Borrowing commencing from the Amendment No. 1 Effective Date;

(vii) Fees. All fees and out-of-pocket expenses (including of the Administrative Agent and the Amendment No. 1 Arrangers) required to be paid or reimbursed by the Borrower on the Amendment No. 1 Effective Date to the extent invoiced on or before the Business Day prior to the Amendment No. 1 Effective Date shall have been paid or reimbursed;

(viii) Legal Opinions. The Administrative Agent shall have received favorable legal opinions of (i) Gibson, Dunn & Crutcher LLP, special counsel to the Loan Parties, and (ii) each local counsel listed on Schedule 3(viii) hereto, in each case covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(ix) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that (a) all representations and warranties made by any Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except (i) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (subject to such “materiality” or “Material Adverse Effect” qualifier) and (ii) with respect to the representations and warranties in Sections 3.01 and 3.02 of the Credit Agreement, solely to the extent of the Missouri Loan Parties’ failure to be in good standing as of the date hereof) on the date hereof with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing;

(x) Solvency Certificate. The Administrative Agent shall have received a solvency certificate in substance reasonably satisfactory to the Administrative Agent, dated the Amendment No. 1 Effective Date and signed by the chief financial officer of the Borrower, as to the solvency of each of the Loan Parties after giving effect to the Refinancing;

(xi) Closing Certificates. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Loan Party dated as of the Amendment No. 1 Effective Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization (or that there have been no changes to the Organizational Documents of such Loan Party, including all amendments thereto, that were delivered to the Administrative Agent on the Closing Date), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate); and

(xii) USA PATRIOT Act. The Administrative Agent and the Lenders shall have received from the Borrower and each of the Guarantors, at least five (5) Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information that may be required by the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the information and any documentation required under Section 10.13 of the Credit Agreement.

Section 4. Post-Closing Covenants.

(a) Within 30 days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties will deliver, or cause to be delivered, to the Administrative Agent: (i) evidence in form and substance satisfactory to the Administrative Agent that LaBarge Electronics, Inc. and LaBarge Acquisition Company, Inc., each a Missouri corporation (collectively, the “Missouri Loan Parties”), are in good standing under the laws of the State of Missouri, including certificates of good standing issued as of a recent date and certified by the Secretary of State of the State of Missouri; (ii) a duly-executed reaffirmation agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which each Missouri Loan Parties shall reaffirm its Guarantee of the Secured Obligations, all Liens granted in favor of the Administrative Agent, and all of its obligations under the Loan Documents; and (iii) legal opinions of (A) Gibson, Dunn & Crutcher LLP, special counsel to the Missouri Loan Parties, and (B) Armstrong Teasdale LLP, Missouri local counsel to the Missouri Loan Parties, in each case covering such matters as the Administrative Agent may reasonably request and which are otherwise reasonably satisfactory to the Administrative Agent.

(b) Within 90 days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties will take any actions deemed reasonably advisable (including based on the advice of counsel (which may be counsel to a Loan Party)) by the Administrative Agent due to this Amendment to preserve or continue the perfection of liens and security interests granted prior to the date hereof securing the Secured Obligations, including without limitation any amendments to real property mortgages, date-down or modification endorsements to the title policies insuring such mortgages (to the extent available in the applicable jurisdictions at commercially reasonable rates) and/or title searches, and opinions of counsel with respect thereto, so long as in the reasonable opinion of the Administrative Agent and the Borrower, the costs of taking such actions shall not be excessive in view of the benefits to be obtained by the Lenders therefrom.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8. Consents. For purposes of Section 10.04 of the Credit Agreement, the Borrower hereby consents to any assignee of the Amendment No. 1 Arrangers, UBS AG, Stamford Branch, or any of their respective Affiliates becoming a Lender under the Credit Agreement in connection with the initial syndication of the Term B-1 Loans to the extent the inclusion of such assignee in the syndicate had been disclosed by UBS Securities LLC or any of its Affiliates to, and agreed to by, the Borrower prior to the Amendment No. 1 Effective Date.

Section 9. Applicable Law; Jurisdiction; Consent to Service of Process. This Amendment shall be construed in accordance with and governed by the laws applicable to contracts entered into and to be performed in the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Each of the parties hereto agree that the provisions of Section 10.09 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.

Section 10. Waiver of Jury Trial. Each Loan Party hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Amendment by, among other things, the mutual waivers and certifications in this Section.

Section 11. Reaffirmation. Each of the Borrower and each other Loan Party hereby (i) acknowledges and agrees that the Term B-1 Loans are Term Loans and the Lenders holding Term B-1 Loans under the Credit Agreement as amended by this Amendment are Term Loan Lenders, and that all of its obligations under the Credit Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party party hereto to the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties (including the Lenders holding Term B-1 Loans under the Credit Agreement as amended by this Amendment) and reaffirms the Guarantees made pursuant to the Credit Agreement and any other guarantees of the Obligations, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties delivered in connection with the Credit Agreement and the other Loan Documents and any other guarantees of the Obligations are, and shall remain, in full force and effect after giving effect to this Amendment, (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the Term B-1 Loans under the Credit Agreement as amended by this Amendment, (v) agrees that the obligations secured by each Security Document shall be deemed to include all new obligations of any Loan Party under the Loan Documents arising pursuant to this Amendment, and (vi) agrees that the Guarantees and any other guarantees of the Obligations shall extend to all new obligations of any Loan Party under the Loan Documents arising pursuant to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DUCOMMUN INCORPORATED, a Delaware corporation, as the Borrower

By:	/s/ Joseph Bellino
Name: Joseph Bellino
Title: Vice President and Chief Financial Officer

CMP DISPLAY SYSTEMS, INC., a California corporation

DUCOMMUN AEROSTRUCTURES, INC., a Delaware corporation

DUCOMMUN LABARGE TECHNOLOGIES, INC., an Arizona corporation

MILTEC CORPORATION, an Alabama corporation

DUCOMMUN AEROSTRUCTURES NEW YORK, INC., a New York corporation

DUCOMMUN LABARGE TECHNOLOGIES, INC., a Delaware corporation

LABARGE/STC, INC., a Texas corporation

LABARGE ELECTRONICS, INC., a Missouri corporation

LABARGE ACQUISITION COMPANY, INC., a Missouri corporation

each as a Guarantor

By:	/s/ Joseph Bellino
Name: Joseph Bellino
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COMPOSITE STRUCTURES, LLC, a Delaware limited liability company

DUCOMMUN AEROSTRUCTURES MEXICO, LLC, a Delaware limited liability company each as a Guarantor

By:	Ducommun AeroStructures, Inc., its Sole Member

By:	/s/ Joseph Bellino
Name: Joseph Bellino
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent, Collateral Agent, Issuing Bank, and Additional Term B-1 Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

This CONSENT (this “Consent”) is to that certain AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March             , 2013 (the “Amendment”), to the Credit Agreement dated as of June 28, 2011, among DUCOMMUN INCORPORATED, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time parties thereto, the Lenders from time to time parties thereto, UBS LOAN FINANCE LLC, as swingline lender (in such capacity, “Swingline Lender”), and UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) and Issuing Bank, and certain other parties thereto (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment, and if not defined therein, the Credit Agreement.

Lenders of Term Loans

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

to convert 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into Term B-1 Loans under the Credit Agreement as amended by the Amendment in a like principal amount. In the event a lesser amount is allocated by the Administrative Agent, the difference between the current amount and the allocated amount will be prepaid on the Amendment No. 1 Effective Date.

Post-Closing Settlement Option

to have 100% of the outstanding principal amount of the Term Loans under the Credit Agreement held by such Lender prepaid on the Amendment No. 1 Effective Date, and purchase by assignment the principal amount of Term B-1 Loans under the Credit Agreement as amended by the Amendment which has been committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Administrative Agent).

Revolving Lenders

The undersigned Revolving Lender hereby irrevocably and unconditionally consents to the Amendment (if you are also a Term Loan Lender and are consenting as a Revolving Lender please check this box even though you may have checked a box above).

Term Loan Lender Signature Page

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Term Loan Lender Signature Page to Consent to Amendment No. 1 to Credit Agreement]

Revolving Lender Signature Page

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
(Name of Institution)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Revolving Lender Signature Page to Consent to Amendment No. 1 to Credit Agreement]

EXHIBIT B

FORM OF ASSIGNMENT AND ASSUMPTION

[Form of]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including participations in any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and	is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower: Ducommun Incorporated, a Delaware corporation

4.	Administrative Agent: UBS AG, Stamford Branch, as the administrative agent under the Credit Agreement

5.	Credit Agreement: The Credit Agreement dated as of June 28, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Ducommun Incorporated, a Delaware corporation (“Borrower”), the Subsidiary Guarantors (such

[1]	Select as applicable.

term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC and CREDIT SUISSE SECURITIES (USA) LLC, as joint lead arrangers (in such capacity, “Arrangers”), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, “Swingline Lender”), UBS AG, STAMFORD BRANCH, as an Issuing Bank, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION, as documentation agent (in such capacity, “Documentation Agent”), CREDIT SUISSE SECURITIES (USA) LLC, as syndication agent (in such capacity, “Syndication Agent”) and BANK OF AMERICA, N.A., as an Issuing Bank in respect of the Existing Letters of Credit.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
Term B-1 Loans	$	$	%
Revolving Loans	$	$	%

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Effective Date:                 , 201     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]3

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

DUCOMMUN INCORPORATED[4]

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent [and an Issuing Bank][5]

By:
Name:
Title:

By:
Name:
Title:

[3]	This date may not be fewer than 5 Business days after the date of assignment unless the Administrative Agent otherwise agrees.
[4]	To be completed to the extent consent is required under Section 10.04(b) of the Credit Agreement.
[5]	Reference to Issuing Bank required for an assignment of Revolving Commitments.

[BANK OF AMERICA, N.A., as an Issuing Bank

By:
Name:
Title: ][6]

[UBS LOAN FINANCE LLC, as Swingline Lender

By:
Name: Title:

By:
Name:
Title:][7]

[6]	Reference to Issuing Bank required for an assignment of Revolving Commitments.
[7]	Reference to Swingline Lender required for an assignment of Revolving Commitments.

ANNEX 1 to Assignment and Assumption

DUCOMMUN INCORPORATED

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, (vii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (viii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.15 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by, the law of the State of New York without regard to conflicts of principles of law that would require the application of the laws of another jurisdiction.

SCHEDULE 3(VIII)

LOCAL COUNSEL

Balch & Bingham LLP, Alabama local counsel

Kutak Rock LLP, Arizona local counsel